UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2020

Postal Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38903	83-2586114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Columbia Avenue

Cedarhurst, NY 11516

(Address of Principal Executive Offices) (Zip Code)

(516) 295-7820

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PSTL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On April 27, 2020, the Board of Directors (the “Board”) of Postal Realty Trust, Inc. (the “Company”) amended the Company’s 2019 Equity Incentive Plan (as amended, the “Plan”), subject to the approval of the stockholders (the “Amendment”). The Amendment solely increases in the total number of shares of the Company’s Class A common stock, $0.01 par value per share (the “Class A common stock”), that may be issued pursuant to awards granted under the Plan from 541,584 shares to 1,291,584 shares. The remainder of the Plan remains unchanged.

On Friday, June 26, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), at which the Company's stockholders approved the Amendment. The Amendment became effective upon such approval of the Company’s stockholders at the Annual Meeting.

A description of the material terms of the Amendment and the Plan is included in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 29, 2020 under the heading “Proposal No. 3 Approval of an Amendment to Our Equity Incentive Plan to Increase the Number of Shares of Our Class A Common Stock Available for Awards Made Thereunder” and is incorporated herein by reference. A copy of the Amendment, which is attached to the Proxy Statement as Exhibit A, is filed as Exhibit 10.1 to this Form 8-K and is also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting on Friday, June 26, 2020. The proposals considered and approved by stockholders at the 2020 Annual Meeting were the following:

•	The election of five directors nominated by our Board of Directors, each to serve until the 2021 Annual Meeting and until his or her successor is duly elected and qualify;
•	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and
•	To approve an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of the Company’s Class A common stock available for awards made thereunder.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2021 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Set forth below are the results of the vote for the election of directors:

Name	Votes For	Withheld	Broker Non-Votes
Patrick R. Donahoe	4,761,463	22,772	954,961
Barry Lefkowitz	4,242,278	541,957	954,961
Jane Gural-Senders	4,241,676	542,559	954,961
Anton Feingold	4,241,577	542,658	954,961
Andrew Spodek	4,761,448	22,787	954,961

Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was also presented at the 2020 Annual Meeting. Set forth below are the results of the vote for the ratification of the appointment of BDO USA, LLP as the Company’s independent auditor:

Votes For	Votes Against	Abstentions
5,704,213	6,610	28,373

Approval of Amendment to Equity Incentive Plan

A proposal to approve an amendment to the Plan to increase the number of shares of the Company’s Class A common stock available for awards made thereunder was also presented at the 2020 Annual Meeting. Set forth below are the results of the vote for the amendment of the Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,160,834	609,889	13,512	954,961

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Postal Realty Trust, Inc. 2019 Equity Incentive Plan, effective as of June 26, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSTAL REALTY TRUST, INC.

Date: July 1, 2020	By:	/s/ Jeremy Garber
	Name:	Jeremy Garber
	Title:	President, Treasurer and Secretary